GOLDMAN SACHS TRUST II

Class R6 Shares of the Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Fund”)

Supplement dated February 8, 2018 to the

Prospectus dated February 28, 2017, as supplemented to date

The Fund’s distributions from net investment income are currently declared and paid quarterly.

Effective on February 28, 2018, the Fund’s distributions from net investment income will be declared and paid annually. Distributions from net capital gains, if any, will continue to be declared and paid annually.

This Supplement should be retained with your Prospectus for future reference.

SMACNIDISTCHG 02-18